Subsequent Events	12 Months Ended
Mar. 31, 2011
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

16.	SUBSEQUENT EVENTS

On May 9, 2011, the Company announced that it had entered into a definitive merger agreement under which the Company would merge with Elan Drug Technologies (“EDT”), a drug formulation and manufacturing business unit of Elan Corporation plc (“Elan”). The Company and EDT will be combined under a new holding company incorporated in Ireland and the company will be named Alkermes plc. The transaction was approved by the board of directors of both the Company and Elan and at the closing of the transaction, Elan will receive $500 million in cash and 31.9 million shares of Alkermes plc common stock. The Company has obtained a commitment from Morgan Stanley & Co. and HSBC Securities (USA) Inc., to provide up to $450 million in term loan financing, which in addition to existing cash and investment balances, will comprise the cash consideration to Elan.